UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

B. Riley Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 1, 2017, B. Riley Financial, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission regarding the closing of its acquisition of all of the outstanding common stock of FBR & Co., (“FBR”) on June 1, 2017 pursuant to an Agreement and Plan of Merger between the Company and FBR dated as of March 15, 2017, and effective as of February 17, 2017 (as amended, modified or otherwise supplemented), filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on February 21, 2017.

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Initial 8-K and is being filed to provide the financial statements described under Item 9.01 below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited financial statements of FBR at December 31, 2016 and 2015, and the results of its operations for each of the three years in the period ended December 31, 2016 and the unaudited condensed consolidated interim financial statements of FBR as of March 31, 2017 and for the three month periods ended March 31, 2017 and 2016 are attached as Exhibits 99.1 and 99.2, respectively, to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma consolidated financial statements and explanatory notes relating to the acquisition and related transactions as of March 31, 2017, for the three month period ended March 31, 2017 and for the year ended December 31, 2016 are attached as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm of FBR & Co.

99.1	Audited financial statements of FBR & Co., as of December 31, 2016 and 2015 and for the three years in the period ended December 31, 2016.

99.2	Unaudited condensed financial statements of FBR & Co., as of March 31, 2017 and for the three month periods ended March 31, 2017 and 2016.

99.3	Unaudited pro forma consolidated financial statements and explanatory notes relating to the acquisition and related transactions as of and for the three month period ended March 31, 2017 and for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 27, 2017	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
Name: Phillip J. Ahn
Title: Chief Financial Officer and Chief Operating Officer